Exhibit 10.2
LETTER AMENDMENT NO. 6 TO MASTER SHELF AGREEMENT
March 31, 2009
Prudential Investment Management, Inc.
The Prudential Insurance Company of America
Pruco Life Insurance Company
Security Life of Denver Insurance Company
Prudential Annuities Life Assurance Corporation (f/k/a American Skandia Life Assurance Corporation)
Prudential Retirement Insurance and Annuity Company
Time Insurance Company (f/k/a Fortis Insurance Company)
American Memorial Life Insurance Company
Physicians Mutual Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Ladies and Gentlemen:
     We refer to the Master Shelf Agreement dated as of July 31, 2003 and amended by Letter Amendment No. 1 to Master Shelf Agreement dated May 15, 2004, Letter Amendment No. 2 to Master Shelf Agreement dated September 28, 2005, Letter Amendment No. 3 to Master Shelf Agreement dated June 16, 2006, Letter Amendment No. 4 to Master Shelf Agreement dated November 20, 2006 and Letter Amendment No. 5 to Master Shelf Agreement dated October 15, 2007 (as so amended, the “Master Shelf Agreement”) among Layne Christensen Company (the “Company”), Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company, Prudential Annuities Life Assurance Corporation (f/k/a American Skandia Life Assurance Corporation), Prudential Retirement Insurance and Annuity Company, Time Insurance Company (f/k/a Fortis Insurance Company), American Memorial Life Insurance Company and Physicians Mutual Insurance Company, pursuant to which the Company has issued and the Purchasers have purchased (i) Series A Notes of the Company in the aggregate principal amount of $40,000,000 and (ii) Series B Notes of the Company in the aggregate principal amount of $20,000,000. Unless otherwise defined herein, the terms defined in the Master Shelf Agreement shall be used herein as therein defined.
     The Company desires to amend the Master Shelf Agreement as set forth below, and Prudential and the Purchasers are willing to agree to such amendments, upon and subject to the terms and conditions set forth herein (this “Letter Amendment”).
     Therefore, for good and valuable consideration, it is hereby agreed by you and us as follows:
     1. Amendments to the Agreement. Subject to the accuracy of the representations and warranties set forth in paragraph 2 hereof and satisfaction of the conditions set forth in paragraph 3 hereof, the undersigned holders of the Notes hereby agree with the Company to amend, effective as of the date first above written, the Master Shelf Agreement as follows:
     (a) Paragraph 6. NEGATIVE COVENANTS. Paragraph 6 of the Master Shelf Agreement is amended by amending and restating Paragraph 6K in its entirety as follows:
“6K. Commodity Hedging Obligations. The Company shall not, and shall not permit any Subsidiary to, enter into or be bound by any Hedging Obligations with respect to commodities other than Hedging Obligations by the Company or a Subsidiary Guarantor with respect to PDP Reserves of the Company and its Subsidiaries; provided that the notional volumes for all such Hedging Obligations permitted pursuant to this paragraph 6K shall not at any time exceed (I) for the period from and including April 1, 2009 through and including April 30, 2010, 125% of the reasonably anticipated projected production over the following 12-month period from PDP Reserves of the Company and its Subsidiaries, and (II) for all other periods, 75% of the reasonably anticipated projected production over the following 12-month period from PDP Reserves of the Company and its Subsidiaries. For purposes of this paragraph, “PDP Reserves” shall mean “proved developed producing reserves” as defined by the Board of Directors of the Society for Petroleum Engineers (SPE) Inc.”

     (b) Paragraph 10. DEFINITION; ACCOUNTING MATTERS. Paragraph 10 of the Master Shelf Agreement is amended by adding the following to the end of Paragraph 10C:
For purposes of calculating Indebtedness, Priority Debt, Total Indebtedness and all other defined terms in Paragraph 10 of this Agreement, and for purposes of determining compliance with the covenants contained in Paragraph 6A of this Agreement, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard, as amended or replaced from time to time) shall be disregarded, and such calculation or determination shall be made as if any such election had not been made.”
     2. Representations and Warranties. In order to induce Prudential and the Purchasers to enter into this Letter Amendment, the Company hereby represents and warrants as follows:
     (a) No Defaults. No Default or Event of Default exists under the Master Shelf Agreement, the Notes, the Subsidiary Guaranty Agreement or any other agreement or instrument executed in connection therewith, and no default or event of default exists under the Bank Agreement, any agreement or instrument executed in connection therewith or any other material contract or agreement to which the Company or any of the Subsidiary Guarantors is a party, and, to the Company’s knowledge, no such default or event of default is imminent.
     (b) Representations and Warranties. The representations and warranties of the Company and the Subsidiary Guarantors set forth in the Master Shelf Agreement and the Subsidiary Guaranty Agreement are true and correct on and as of the date hereof, both before and after giving effect to the effectiveness of this Letter Amendment (except to the extent such representations and warranties expressly are limited to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date).
     3. Effectiveness. This Letter Amendment shall be effective on and as of the date first written above, subject to the satisfaction of the condition precedent that Prudential and the Purchasers shall each have received each of the following, in form, scope and substance satisfactory to each of them:
     (a) duly executed counterparts of this Letter Amendment from all parties hereto;
     (b) satisfactory written evidence of the consent to the execution and delivery of this Letter Amendment by the Subsidiary Guarantors;
     (c) satisfactory written evidence of the consent to the execution and delivery of this Letter Amendment by the Company’s lenders under the Bank Agreement;
     (d) satisfactory written evidence of the amendment of similar provisions of the Bank Agreement; and
     (e) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the amendments to the Master Shelf Agreement herein contained.
     4. Miscellaneous.
     (a) Effect on Agreement. On and after the effective date of this Letter Amendment, each reference in the Master Shelf Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Master Shelf Agreement, and each reference in the Notes to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Master Shelf Agreement, shall mean the Master Shelf Agreement as amended by this Letter Amendment. The Master Shelf Agreement, as amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Master Shelf Agreement nor constitute a waiver of any provision of the Master Shelf Agreement.

     (b) Counterparts. This Letter Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Letter Amendment.
     (c) Governing Law. THIS LETTER AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
[Remainder of this page blank; signature pages follow.]

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment to Layne Christensen Company, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, Attention: Vice President — Finance and Treasurer.

Very truly yours, LAYNE CHRISTENSEN COMPANY
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Sr. VP—Finance

Agreed as of the date first above written: PRUDENTIAL INVESTMENT MANAGEMENT, INC.
By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

PRUCO LIFE INSURANCE COMPANY
By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

SECURITY LIFE OF DENVER INSURANCE COMPANY
By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

Signature Page to Letter Amendment No. 6 to Master Shelf Agreement

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION (F/K/A AMERICAN SKANDIA LIFE ASSURANCE CORPORATION)
By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

TIME INSURANCE COMPANY (F/K/A FORTIS INSURANCE COMPANY)
By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

AMERICAN MEMORIAL LIFE INSURANCE COMPANY
By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

Signature Page to Letter Amendment No. 6 to Master Shelf Agreement

PHYSICIANS MUTUAL INSURANCE COMPANY
By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

Signature Page to Letter Amendment No. 6 to Master Shelf Agreement

CONSENT
     The undersigned, as Guarantors under the Subsidiary Guaranty Agreement dated as of July 31, 2003 (the “Guaranty”) in favor of the holders from time to time of the Notes issued pursuant to the Master Shelf Agreement referred to in the foregoing Letter Amendment, hereby consent to said Letter Amendment and hereby confirm and agree that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said Letter Amendment, all references in the Guaranty to the Master Shelf Agreement, “thereunder”, “thereof”, or words of like import referring to the Master Shelf Agreement shall mean the Master Shelf Agreement as amended by said Letter Amendment.

BOYLES BROS. DRILLING COMPANY
CHRISTENSEN BOYLES CORPORATION
INTERNATIONAL DIRECTIONAL SERVICES, L.L.C.
LAYNE TEXAS, INCORPORATED
MID-CONTINENT DRILLING COMPANY
SHAWNEE OIL & GAS, L.L.C.
STAMM-SCHEELE INCORPORATED
VIBRATION TECHNOLOGY, INC.
LAYNE ENERGY, INC.
LAYNE ENERGY CHERRYVALE, LLC
LAYNE ENERGY CHERRYVALE PIPELINE, LLC
LAYNE ENERGY DAWSON, LLC
LAYNE ENERGY DAWSON PIPELINE, LLC
WINDSOR RESOURCES, LLC (f/k/a Layne Energy Illinois, LLC)
WINDSOR RESOURCES PIPELINE, LLC
   (f/k/a Layne Energy Illinois Pipeline, LLC)
LAYNE ENERGY MARKETING, LLC
LAYNE ENERGY OPERATING, LLC
LAYNE ENERGY OSAGE, LLC
LAYNE ENERGY PIPELINE, LLC
LAYNE ENERGY PRODUCTION, LLC
LAYNE ENERGY RESOURCES, INC.
LAYNE ENERGY SYCAMORE, LLC
LAYNE ENERGY SYCAMORE PIPELINE, LLC
LAYNE WATER DEVELOPMENT AND STORAGE, LLC
CHERRYVALE PIPELINE, LLC
REYNOLDS, INC.
INLINER TECHNOLOGIES, LLC
LINER PRODUCTS, LLC
REYNOLDS INLINER, LLC
REYNOLDS TRANSPORT CO.
COLLECTOR WELLS INTERNATIONAL, INC.
INTERNATIONAL WATER CONSULTANTS, INC.
INLINER AMERICAN, INC.
   (f/k/a American Water Services Underground Infrastructure, Inc.)
MAG CON, INC.
MEADORS CONSTRUCTION CO., INC.

By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President of each of the above entities

LAYNE DRILLING PTY LTD.
LAYNE CHRISTENSEN AUSTRALIA PTY LTD.
STANLEY MINING SERVICES PTY LTD.
SMS HOLDINGS PTY LTD.
WEST AFRICAN HOLDINGS PTY LTD.
WEST AFRICAN DRILLING SERVICES PTY LTD.
WEST AFRICAN DRILLING SERVICES PTY (NO. 2) LTD.
STANLEY MINING SERVICES (BOTSWANA) PTY LTD.
   (f/k/a Whitfield (Pty) Ltd.))

By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director of each of the above entities